UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

December 15, 2003

Date of Report (Date of earliest event reported)

Pinnacor Inc. (formerly ScreamingMedia Inc.)

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30309	13-4042678

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 West 26th Street 13th Floor New York, NY	10001

(Address of Principal Executive Offices)	(Zip Code)

(212) 691-7000

(Registrant's telephone number, including area code)

None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.	Other Events.

Except as expressly indicated or unless the context otherwise requires, “Pinnacor”, “ScreamingMedia”, “we”, “our”, or “us” means Pinnacor Inc. (formerly ScreamingMedia Inc.), a Delaware corporation, and its subsidiaries.

On July 22, 2003, NMP, Inc., a Delaware corporation (“Holdco”), MarketWatch.com, Inc., a Delaware corporation (“MarketWatch.com”), Pinnacor Inc., a Delaware corporation (“Pinnacor”), Maple Merger Sub, Inc., a wholly-owned subsidiary of Holdco (“Maple Merger Sub”), and Pine Merger Sub, Inc., a wholly-owned subsidiary of Holdco (“Pine Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) under which Maple Merger Sub will merge with and into MarketWatch.com (the “Parent Merger”) and Pine Merger Sub will merge with and into Pinnacor (the “Company Merger” and together with the Parent Merger, the “Mergers”) whereby after the Mergers, subject to the completion of roll-up mergers of Maple Merger Sub and Pine Merger Sub into Holdco, each of MarketWatch.com and Pinnacor will be direct wholly-owned subsidiaries of Holdco.

On December 15, 2003, Pinnacor and MarketWatch issued a joint press release announcing they amended the Merger Agreement to extend the termination date from December 31, 2003 to March 31, 2004. In connection with the extension of the termination date of the Merger Agreement, CBS and Pearson, MarketWatch.com’s two largest stockholders, agreed to extend their proxies to vote in favor of the merger to March 31, 2004 and amended the Voting and Waiver Agreement that was executed on July 22, 2003 accordingly. A copy of both the amendment to the Merger Agreement and the amendment to the Voting and Waiver Agreement are included herein as Exhibits 2.1 and 10.1, respectively. A copy of the press release is also included herein as Exhibit 99.1.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit 2.1	First Amendment to Agreement and Plan of Merger by and among NMP, Inc., MarketWatch.com, Inc., Pinnacor Inc., Maple Merger Sub, Inc. and Pine Merger Sub, Inc., dated as of December 15, 2003.

Exhibit 10.1	Amendment No. 1 to the Voting and Waiver Agreement by and among NMP, Inc., MarketWatch.com, Inc., Pinnacor Inc., CBS Broadcasting Inc. and Pearson International Finance Ltd., dated as of December 15, 2003

Exhibit 99.1	Press Release dated December 15, 2003: MarketWatch.com and Pinnacor Expect Merger to Close in First Quarter of 2004; Companies Extend Termination Date of Merger Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACOR INC.

By:	/s/ David Obstler

Name:	David Obstler
Title:	Chief Financial Officer and Treasurer

Date: December 15, 2003

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1	First Amendment to Agreement and Plan of Merger by and among NMP, Inc., MarketWatch.com, Inc., Pinnacor Inc., Maple Merger Sub, Inc. and Pine Merger Sub, Inc., dated as of December 15, 2003.

Exhibit 10.1	Amendment No. 1 to the Voting and Waiver Agreement by and among NMP, Inc., MarketWatch.com, Inc., Pinnacor Inc., CBS Broadcasting Inc. and Pearson International Finance Ltd., dated as of December 15, 2003

Exhibit 99.1	Press Release dated December 15, 2003: MarketWatch.com and Pinnacor Expect Merger to Close in First Quarter of 2004; Companies Extend Termination Date of Merger Agreement.